CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)

I, Terry R. Otton, President of RS Investment Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Investment Trust for the period ended June 30, 2011, as filed with the Securities and Exchange Commission, hereby certify that:

1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2011	/S/ TERRY R. OTTON
Terry R. Otton, President
(Principal Executive Officer)

I, James E. Klescewski, Treasurer of RS Investment Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Investment Trust for the period ended June 30, 2011, as filed with the Securities and Exchange Commission, hereby certify that:

1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2011	/S/ JAMES E. KLESCEWSKI
James E. Klescewski, Treasurer
(Principal Financial Officer)